Exhibit 10.3

Warrant No.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDERS) IS BOUND BY THE TERMS OF A FINDER AGREEMENT BETWEEN THE ORIGINAL HOLDER AND THE COMPANY AND A REPRESENTATION LETTER DELIVERED TO THE COMPANY BY THE HOLDER (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

WARRANT TO PURCHASE SHARES

OF COMMON STOCK OF CARDIMA, INC.

This certifies that              (the “Holder”), for value received is entitled to purchase from Cardima, Inc., a Delaware corporation (the “Company”),              (            ) fully paid and nonassessable shares of the Company’s Common Stock (the “Warrant Shares”) at a price of $0.935 (which exercise price shall be equal to 110% of the price per share paid by the purchasers who executed the Stock Purchase Agreement of even date herewith) (the “Stock Purchase Price”) at any time or from time to time on or after the Commencement Date (as defined below) up to and including 5:00 p.m. (Pacific time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 47266 Benicia Street, Fremont, California 94538 (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment by cash, cashier’s check or wire transfer of immediately available funds of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof, such exercise to be conditioned upon the accuracy of all representations and warranties contained in such Form of Subscription. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. “Commencement Date” means the date which is two (2) months after the date of issuance of this Warrant and “Expiration Date” means the earlier of (i) five (5) years from the date hereof or (ii) the occurrence of an event, proposal of which is described in subsection (d) of Section 3.4 which causes termination of this Warrant under Section 3.4. This Warrant is issued pursuant to the Finder Agreement between the Company and Holder dated as of January 13, 2003 (the “Finder Agreement”).

This Warrant is subject to the following terms and conditions:

1.    Exercise of Warrant

1.1    Issuance of Certificates. This Warrant is exercisable at the option of Holder at any time or from time to time on or after the Commencement Date and prior to or on the Expiration Date for all or a portion of the shares of Warrant Shares which may be purchased hereunder but if this Warrant is to be exercised only in part, not for less than the greater of (a) twenty-five (25%) of the number of Warrant Shares which may initially be purchased hereunder or (b) one thousand (1,000) Warrant Shares (in either case as adjusted for any stock dividend, split, combination, recapitalization or the like with respect to such shares). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the Warrant Shares so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company’s transfer agent at the Company’s expense within a reasonable time after this Warrant has been exercised. Each stock certificate so delivered shall be in such denominations of Warrant Shares as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder, subject to the limitations contained in Section 2. If, upon exercise of this Warrant, fewer than all of the Warrant Shares evidenced by this Warrant are purchased prior to the date of expiration of this Warrant, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of Warrant Shares not purchased upon exercise of this Warrant.

1.2    Payment. Payment of the Stock Purchase Price shall be made by surrender to the Company of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and payment by cash, cashier’s check or wire transfer of immediately available funds and specifying the number of Warrant Shares to be purchased, during normal business hours on any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of California.

At any time after the Commencement Date and prior to the Expiration Date, this Warrant shall also be exercisable by means of a “cashless exercise” in which the holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the volume weighted average price per share of Common Stock on the Trading Day preceding the date of such election on the Nasdaq Stock Market, or if the Common Stock is not traded on the Nasdaq Stock Market, then the principal market in terms of volume, and converted into US Dollars;

(B) = the Exercise Price of the Warrants; and

(X) = the number of shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

2.    Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will use its best efforts to at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of this Warrant, a sufficient number of shares of authorized but unissued Common Stock. When and as required to provide for the exercise of the rights represented by this Warrant, the Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Common Stock may be listed.

3.    Adjustment of Stock Purchase Price; Number of Shares. The Stock Purchase Price and the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

3.1    Adjustment of Purchase Price. In the event that the Company at any time or from time to time after the issuance of this Warrant shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Stock Purchase Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock. Upon each adjustment of the Stock Purchase Price pursuant to this Section 3.1, the holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

3.2    Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 3.2. For purposes of this Section 3.2, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 3.2 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

3.3    Notice of Adjustment. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, the Company shall within five business days give written notice thereof, by first class mail, postage prepaid, (or by international delivery service, for international addresses) addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice shall be signed by the Company’s chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

3.4    Certain Termination Events; Other Notices. If at any time the Company shall propose to:

(a)    declare any cash dividend upon its Common Stock;

(b)    declare or make any dividend or other distribution to the holders of its Common Stock, whether in cash, property or other securities;

(c)    effect any reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into another corporation or any sale, lease or conveyance of all or substantially all of the property of the Company; or

(d)    effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, or international delivery service for international deliveries, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least fifteen (15) business days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, at least fifteen (15) business days’ written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend or distribution, the record date for such dividend or distribution, if after the Commencement Date. Any notice given in accordance with clause (ii) above shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation/merger, sale, lease, conveyance, dissolution, liquidation or winding-up, as the case may be and in connection with the occurrence of an event described in clause (d) above such notice shall specify the anticipated net equity value that will accrue to Common Stock holders so that the Holder can make an informed decision whether or not to exercise this Warrant. In the event that the Holder of the Warrant does not exercise this Warrant prior to the occurrence of an event described in clause (a) or (b) above, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Common Stock in such event. Upon the occurrence of an event described in clause (c) in which the holders of the Company’s voting securities of the Company immediately prior to the event do not hold at least fifty percent (50%) of the voting securities of the Company or the surviving entity (in a sale of assets, the Company shall be the surviving entity) resulting from such event immediately after such event, this Warrant shall terminate unless the Company has negotiated (which it is under no obligation to do) for the assumption of this Warrant. Upon the occurrence of an event described in clause (c) and, subject to the immediately preceding sentence, the Holder shall be entitled thereafter, upon payment of the Stock Purchase Price in effect immediately prior to such action, to receive upon exercise of this Warrant the class and number of shares which the Holder would have been entitled to receive after the occurrence of such event had this Warrant been exercised immediately prior to such event. In connection with the transactions described in clause (c) and provided that this Warrant does not terminate as provided in the second sentence immediately preceding this sentence, the Company will require each person (other than the Company) that may be required to deliver any cash, stock, securities or other property upon the exercise of this Warrant as provided herein to assume, by written instrument delivered to the Holder of this Warrant (x) the obligations of the Company under this Warrant and (y) the obligation to deliver to such Holder such cash, stock, securities or other property as such Holder may be entitled to receive in accordance with the provisions of this Section 3. Upon the occurrence of an event the proposal of which is described in clause (d), this Warrant shall terminate. Notwithstanding any other provision hereof, no Holder shall have the right to obtain an injunction or restraining order or otherwise interfere with or prevent the occurrence of any of the actions described in (a) - (d) above.

3.5    Adjustment of Number of Warrant Shares For Certain Holder Transactions. The number of Warrant Shares purchasable hereunder shall be reduced on a one-for-one basis by the number of shares of Common Stock (or Common Stock equivalents) sold directly or indirectly, including, without limitation, any short sale, third party short sales or holdings of a “put equivalent position” (as defined in Rule 16a-1 of the 1934 Act), of the Company’s Common Stock by the Holder from the date hereof until the date which is sixty (60) days from date of issuance of this warrant. Prior to or simultaneously with the first exercise of this Warrant by the Holder (or the transfer of this Warrant), the Holder shall provide the Company with an affidavit and other reasonable supporting materials as to the foregoing.

4.    Issue Tax. The issuance of certificates for the Warrant Shares upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

5.    No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment to the Stock Purchase Price pursuant to Section 3.1 in the event of a dividend on the Common Stock payable in shares of Common Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

6.    Restrictions on Transferability of Securities: Compliance With Securities Act.

6.1    Restrictions on Transferability. The Warrant and the Warrant Shares (collectively, the “Securities”) shall not be transferable except upon the conditions specified in the Finder Agreement and the Representation Letter delivered by the Holder to the Company (the “Holder Representation Letter”), which conditions are intended to insure compliance with the provisions of the Securities Act and applicable “blue sky” law.

6.2     Restrictive Legend. Each certificate representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of the Finder Agreement) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDERS) IS BOUND BY THE TERMS OF A FINDER AGREEMENT BETWEEN THE ORIGINAL HOLDER AND THE COMPANY AND A REPRESENTATION LETTER DELIVERED TO THE COMPANY BY THE HOLDER (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

6.3    Exchange of Warrant. Subject to the terms and conditions hereof, including the restrictions on transfer in this Section 6, in the Holder Representation Letter and in the Finder Agreement (including, without limitation, the restrictions on transfer set forth in Section 5(c) of the Finder Agreement), upon surrender of this Warrant to the Company with a duly executed Assignment Form in the form attached hereto and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants of like tenor in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled; provided, however, that if the transfer is for less than all of this Warrant, the transferor shall pay all reasonable costs of the Company in connection with a transfer of Warrants to purchase less than the greater of (a) twenty-five percent (25%) of the Warrant Shares which may initially be purchased hereunder or (b) ten thousand (10,000) Warrant Shares (in either case as adjusted for any stock dividend, split, combination, recapitalization or the like with respect to such shares). The term “Warrant” as used herein shall be deemed to include any Warrants issued in exchange for this Warrant.

6.4    Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in Section 6.3.

7.    Registration Rights and Indemnification.

7.1    Registration Rights. The Warrant Shares shall have the same registration rights granted to those certain purchasers as outlined in Section 5.3 of Annex I of the Stock and Warrant Purchase Agreements dated as of the date hereof.

7.2    Indemnification and Contribution.

7.2.1    Indemnification by the Company. The Company agrees to indemnify and hold harmless Holder from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Holder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any claim by a third party asserting any untrue statement of a material fact contained in the Registration Statement, on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will, as incurred, reimburse Holder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damages or liability arises out of, or is based upon (i) an untrue statement or alleged untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of Holder specifically for use in preparation of the Registration Statement or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

7.2.2.    Indemnification by Holder. The Holder agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any claim by a third party asserting (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of Holder specifically for use in preparation of the Registration Statement, provided, however, that Holder shall not be liable in any such case for any untrue statement included in any Prospectus which statement has been corrected, in writing, by Holder and delivered to the Company at least three business days before the sale from which such loss occurred or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder, and Holder will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

7.2.3.    Indemnification Procedures. Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder unless the failure to give such notice is materially prejudicial to an indemnifying party’s ability to defend such action. After notice from the indemnifying person to such indemnified person of the indemnifying person’s election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable opinion of counsel for the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that in the case of the immediately preceding proviso the indemnifying person shall not be responsible for the legal expenses of more than one counsel for all indemnified persons.

7.2.4.    Contribution in Lieu of Indemnity. If the indemnification provided for in this Section 7.2 is unavailable to or insufficient to hold harmless an indemnified party under Section 7.2.1 or 7.2.2 above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or Holder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 7.2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.2.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7.2.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7.2.4, Holder shall not be required to contribute any amount in excess of the net amount received by the Holder from the sale of the Warrant Shares to which such loss relates. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holder’s obligations in this Section 7.2.4 to contribute are several in proportion to their respective sales of Warrant Shares to which such loss relates and not joint.

7.2.5.    Controlling Persons Indemnified. The obligations of the Company and the Holder under this Section 7.2 shall be in addition to any liability which the Company and the Holder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or Holder within the meaning of the Securities Act.

8.    Modification and Waiver. Except as otherwise provided herein, this Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

9.    Notices. Except as otherwise provided herein, any notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon electronic confirmation of successful facsimile transmission, (c) three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, or (d) one (1) business day after timely delivery to an overnight air courier for next business day delivery, in each case addressed (i) if to the Holder, at                                  or at such other address as the Holder shall have furnished the Company in writing, or (ii) if to the Company, at 47266 Benecia Street, Fremont, CA 94538-7330, or at such other address as the Company shall have furnished to the Holder in writing.

10.    Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California (without regard to its conflicts of law provisions). The Holder hereby irrevocably submits to the jurisdiction of any State or United States Federal court sitting in the Alameda or San Francisco counties in the State of California over any action or proceeding arising out of or relating to this Warrant or any agreement contemplated hereby, and the Holder irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. The Holder further waives any objection to venue in such State and any objection to an action or proceeding in such State based on non-convenient forum. The Holder further agrees that any action or proceeding brought against the Company shall be brought only in the State or United States Federal courts sitting in Alameda or San Francisco counties in the State of California.

11.    Lost Warrants or Stock Certificates. The Company represents and warrants to Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

12.    Amendment. This Warrant may be amended only with the written approval of the Company and the Holder of this Warrant.

13.    Binding Effect; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

14.    Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the market price of the Common Stock on such exercise date, which shall be, on such date, the closing price for the Common Stock or the closing bid if no sales were reported, as quoted on the exchange or market that is the primary trading market for the Company.

15.    Attorneys Fees. In the event any action is brought for enforcement or interpretation of this Agreement, the prevailing party shall be entitled to recover reasonable attorney’s fees and costs incurred in said action.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers, thereunto duly authorized this 11th day of April, 2003.

CARDIMA, INC.

By:
Name: Gabriel B. Vegh Title: Chairman and Chief Executive Officer

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:    Cardima, Inc.

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise such Warrant for, and to purchase thereunder,              (            ) shares of Common Stock of Cardima, Inc. (the “Company”), and herewith makes payment in the amount of $             therefor. The certificates for such shares should be issued in the name of, and delivered to,              whose address is                                                                   .

The undersigned represents, unless the exercise of this Warrant has been registered under the Securities Act of 1933, as amended (the “Securities Act”), that (i) the undersigned is acquiring such Common Stock for his or its own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to a registration statement under the Securities Act), (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned’s investment in the shares of Common Stock, (iii) the undersigned has received all of the information the undersigned requested from the Company and the undersigned considers necessary or appropriate for deciding whether to purchase the shares, (iv) the undersigned has the ability to bear the economic risks of the undersigned’s prospective investment and (v) the undersigned is able, without materially impairing his financial condition, to hold the shares of Common Stock for an indefinite period of time and to suffer complete loss on the undersigned’s investment.

The undersigned is an “accredited investor” as defined in Regulation D of the Securities and Exchange Commission on the date hereof.

DATED:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

(Address)

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

ASSIGNMENT FORM

(To be executed only upon transfer of this Warrant)

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto              (the “Assignee”) the right represented by such Warrant to purchase              Warrant Shares and all other rights of the Holder with respect thereto under the within Warrant, and appoints              as Attorney to make such transfer on the books of Cardima, Inc. maintained for such purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated:                             .

[MEDALLION GUARANTEE]

(Signature)

(Print Name)

(Street Address)

(City) (State) (Zip Code)

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